                                                                    EXHIBIT 99.1

                         LETTER OF CONSENT/TRANSMITTAL


CSX TRANSPORTATION, INC.                        NORFOLK SOUTHERN RAILWAY COMPANY

                         CONSOLIDATED RAIL CORPORATION

                                   TO TENDER
                   OUTSTANDING 9 3/4% DEBENTURES DUE 2020 OF
            CONSOLIDATED RAIL CORPORATION (CUSIP NO. 209864AT4) AND
                   OUTSTANDING 7 7/8% DEBENTURES DUE 2043 OF
              CONSOLIDATED RAIL CORPORATION (CUSIP NO. 209864AU1)

    AND GIVE CONSENT TO CERTAIN AMENDMENTS TO THE INDENTURE RELATED THERETO

            PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION
         DESCRIBED IN THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT
                            DATED             , 2004

THE EXCHANGE OFFER AND CONSENT SOLICITATION AND YOUR RIGHT TO WITHDRAW CONRAIL DEBENTURES PREVIOUSLY TENDERED WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
          , 2004, UNLESS EXTENDED OR EARLIER TERMINATED (SUCH DATE AND TIME, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE").

BY VALIDLY TENDERING THEIR CONRAIL DEBENTURES PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION, HOLDERS WILL BE CONCURRENTLY CONSENTING TO THE PROPOSED AMENDMENTS WITH RESPECT TO THE FULL PRINCIPAL AMOUNT OF THE CONRAIL DEBENTURES SO TENDERED ON OR PRIOR TO THE EXPIRATION DATE.

     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                              THE BANK OF NEW YORK


          By Registered or Certified Mail:                       By Hand or Overnight Courier:
                The Bank of New York                                  The Bank of New York
                Reorganization Unit                                   Reorganization Unit
               101 Barclay Street, 7E                                  101 Barclay Street
              New York, New York 10286                          Corporate Trust Services Window
      Attn: William Buckley/Carolle Montreuil                       New York, New York 10286
                                                            Attn: William Buckley/Carolle Montreuil



                   By facsimile:                                     Confirm by telephone:
                   (212) 298-1915                                     (212) 815-5788/5920


    DELIVERY OF THIS LETTER OF CONSENT/TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA A FACSIMILE NUMBER, OTHER THAN AS LISTED ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

    THE INSTRUCTIONS IN THIS LETTER OF CONSENT/TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF CONSENT/TRANSMITTAL IS COMPLETED. IF YOU HAVE QUESTIONS REGARDING COMPLETING THIS LETTER OF CONSENT/TRANSMITTAL, YOU MAY CONTACT THE INFORMATION AGENT:

                           INNISFREE M&A INCORPORATED

                         501 MADISON AVENUE, 20TH FLOOR

                            NEW YORK, NEW YORK 10022

                        BANKS AND BROKERS CALL COLLECT:

                                 (212) 750-5833


                           ALL OTHERS CALL TOLL FREE:


                                 (877) 456-3507


    YOU SHOULD RELY ONLY ON INFORMATION CONTAINED IN THIS LETTER OF CONSENT/TRANSMITTAL AND THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT. NO ONE IS AUTHORIZED TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM THAT CONTAINED IN THIS LETTER OF CONSENT/TRANSMITTAL AND THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT AND THE CSXT AND NSR APPENDICES ATTACHED THERETO. THE CONTENTS OF ANY WEBSITES REFERRED TO IN THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT ARE NOT INTENDED TO BE PART THEREOF.


    This Exchange Offer and Consent Solicitation is not being made to, nor will tenders be accepted from or on behalf of, holders in any jurisdiction in which the making or acceptance of this Exchange Offer and Consent Solicitation would not be in compliance with the laws of such jurisdiction.

    All capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Prospectus and Consent Solicitation Statement.

     List below the Conrail Debentures to which this Letter of Consent/Transmittal relates. If the space provided below is inadequate, list the certificate or registration numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Consent/Transmittal.


                    NOTE: SIGNATURES MUST BE PROVIDED BELOW.



              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.



------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF CONRAIL DEBENTURES TENDERED AND AS TO WHICH
                                                   CONSENTS ARE GIVEN
------------------------------------------------------------------------------------------------------------------------
                                      9 3/4% CONRAIL DEBENTURES DUE JUNE 15, 2020
------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL AMOUNT
                                                                                                     TENDERED AND AS TO
                                                                                    AGGREGATE          WHICH CONSENTS
                                                             CERTIFICATE OR         PRINCIPAL            ARE GIVEN
          NAME(S) AND ADDRESS(ES) OF HOLDER(S)                REGISTRATION            AMOUNT           (IF LESS THAN
                    (PLEASE FILL IN)                           NUMBER(S)*         REPRESENTED**           ALL)***
------------------------------------------------------------------------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Principal Amount of 9 3/4% Conrail Debentures
Tendered
------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------
                               DESCRIPTION OF CONRAIL DEBENTURES TENDERED AND AS TO WHICH
                                                   CONSENTS ARE GIVEN
------------------------------------------------------------------------------------------------------------------------
                                       7 7/8% CONRAIL DEBENTURES DUE MAY 15, 2043
------------------------------------------------------------------------------------------------------------------------
                                                                                                      PRINCIPAL AMOUNT
                                                                                                     TENDERED AND AS TO
                                                                                    AGGREGATE          WHICH CONSENTS
                                                             CERTIFICATE OR         PRINCIPAL            ARE GIVEN
          NAME(S) AND ADDRESS(ES) OF HOLDER(S)                REGISTRATION            AMOUNT           (IF LESS THAN
                    (PLEASE FILL IN)                           NUMBER(S)*         REPRESENTED**           ALL)***
------------------------------------------------------------------------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

                                                             -------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Total Principal Amount of 7 7/8% Conrail Debentures
Tendered
------------------------------------------------------------------------------------------------------------------------


  * Need not be completed by Holders tendering by book-entry transfer (see below).

 ** All tenders of Conrail Debentures must be in denominations of $1,000 and multiples thereof. You must consent to the Proposed Amendments in respect of all Conrail Debentures tendered by you. Unless otherwise indicated in the column labeled "Principal Amount Tendered And As To Which Consents are Given" and subject to the terms and conditions set forth in the Prospectus and Consent Solicitation Statement, a Holder will be deemed to have tendered the entire aggregate principal amount represented by the Conrail Debentures indicated in the column labeled "Aggregate Principal Amount Represented."

*** The Cash Payment will be payable only to Holders whose Conrail Debentures are validly tendered on or prior to the Expiration Date and not validly withdrawn.

           (BOXES BELOW TO BE CHECKED BY ELIGIBLE INSTITUTIONS ONLY)

[ ] CHECK HERE IF TENDERED CONRAIL DEBENTURES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

    Name of Tendering Institution:
   -----------------------------------------------------------------------------

    DTC Account Number:
   -----------------------------------------------------------------------------

    Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE AND ENCLOSE A COPY OF THE NOTICE OF GUARANTEED DELIVERY IF
    TENDERED CONRAIL DEBENTURES ARE TO BE DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

    Name of Registered Holder(s):
   -----------------------------------------------------------------------------

    Window Ticket Number (if any):
   -----------------------------------------------------------------------------

    Date of Execution of Notice of Guaranteed Delivery:
   --------------------------------------------------------------------

    Name of Eligible Institution that Guaranteed Delivery:
   ------------------------------------------------------------------

   IF GUARANTEED DELIVERY IS TO BE MADE BY BOOK-ENTRY TRANSFER:

   Name of Tendering Institution:
   -----------------------------------------------------------------------------

   DTC Account Number:
   -----------------------------------------------------------------------------

   Transaction Code Number:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED CONRAIL DEBENTURES ARE ENCLOSED HEREWITH.

    Name:
   -----------------------------------------------------------------------------

    Address:
   -----------------------------------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO ACQUIRED THE CONRAIL DEBENTURES
    FOR ITS OWN ACCOUNT AS A RESULT OF MARKET MAKING OR OTHER TRADING ACTIVITIES (A "PARTICIPATING BROKER-DEALER") AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND CONSENT SOLICITATION STATEMENT AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

    Name of Tendering Institution:
   -----------------------------------------------------------------------------

    DTC Account Number:
   -----------------------------------------------------------------------------

    Transaction Code Number:
   -----------------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation, the undersigned hereby tenders to Consolidated Rail Corporation ("Conrail"), CSX Transportation, Inc. ("CSXT"), NYC Newco, Inc. ("NYC Newco"), Norfolk Southern Railway Company ("NSR") and PRR Newco, Inc. ("PRR Newco," and together with Conrail, CSXT, NYC Newco and NSR, the "Companies") the principal amount of 9 3/4% Debentures of Conrail due June 15, 2020 (the "9 3/4% Conrail Debentures") and/or the principal amount of 7 7/8% Debentures of Conrail due May 15, 2043 (the "7 7/8% Conrail Debentures" and, together with the 9 3/4% Conrail Debentures, the "Conrail Debentures") specified above for a combination of (i) (x) 9 3/4% Notes due June 15, 2020 issued by NYC Newco and fully and unconditionally guaranteed by CSXT (the "CSXT 9 3/4% Notes") and 9 3/4% Notes due June 15, 2020 issued by PRR Newco and fully and unconditionally guaranteed by NSR (the "NSR 9 3/4% Notes") and (y) a cash payment of $7.00 per $1,000 principal amount of 9 3/4% Conrail Debentures validly tendered, and (ii) (x) 7 7/8% Notes due May 15, 2043 issued by NYC Newco and fully and unconditionally guaranteed by CSXT (the "CSXT 7 7/8% Notes," and together with the CSXT 9 3/4% Notes, the "New CSXT Notes") and 7 7/8% Notes due May 15, 2043 issued by PRR Newco and fully and unconditionally guaranteed by NSR (the "NSR 7 7/8% Notes," and together with the NSR 9 3/4% Notes, the "New NSR Notes," which together with the New CSXT Notes, shall be referred to as the "New Exchange Notes") and (y) a cash payment of $7.50 per $1,000 principal amount of 7 7/8% Conrail Debentures validly tendered, upon the terms and subject to the conditions set forth in the Companies' Prospectus and Consent Solicitation Statement and this Letter of Consent/Transmittal and instructions hereto.


     This Letter of Consent/Transmittal, together with the Prospectus and Consent Solicitation Statement, shall constitute: (i) the offer to exchange all outstanding Conrail Debentures upon the terms and subject to the conditions set forth in the Prospectus and Consent Solicitation Statement (the "Exchange Offer"); and (ii) the Companies' solicitation (the "Consent Solicitation" and, together with the Exchange Offer, the "Exchange Offer and Consent Solicitation") of consents ("Consents") from each registered holder of the Conrail Debentures (each a "Holder" and, collectively, the "Holders") to certain proposed amendments (the "Proposed Amendments") to the Indenture (as supplemented and amended, the "Conrail Indenture") dated as of May 1, 1990, between Conrail and J.P. Morgan Trust Company, National Association, as successor trustee (the "Trustee"), pursuant to which the Conrail Debentures were issued. These Proposed Amendments would, among other things, eliminate substantially all of the restrictive covenants contained in the Conrail Indenture. By validly tendering their Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation, Holders will be concurrently consenting to the Proposed Amendments with respect to the full principal amount of the Conrail Debentures so tendered on or prior to the Expiration Date.



     The undersigned understands that this Letter of Consent/Transmittal is to be completed by all tendering Holders of Conrail Debentures unless such Conrail Debentures are being transferred in accordance with the ATOP procedures mandated by DTC (as discussed below). The undersigned has completed, executed and delivered this Letter of Consent/Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer and Consent Solicitation and hereby acknowledges receipt of the Prospectus and Consent Solicitation Statement.



     Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC may complete the tender through DTC's Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are tendering Conrail Debentures in the Exchange Offer and Consent Solicitation may transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry transfer to the Exchange Agent's DTC account. DTC will then send an agent's message to the Exchange Agent for its acceptance. The agent's message must state that DTC has received an express acknowledgement from the participant tendering Conrail Debentures that are the subject of that book-entry confirmation, that the participant has received and agrees to be bound by the terms of this Letter of Consent/Transmittal, and that the Companies may enforce the agreement against that participant. Delivery of tendered Conrail Debentures must be made to the Exchange Agent pursuant to the book-entry delivery procedures set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Book-Entry Transfer," or the tendering holder must comply with the guaranteed delivery procedures set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent

Solicitation--Guaranteed Delivery Procedures," or certificates for the Conrail Debentures must be received by the Exchange Agent along with this Letter of Consent/Transmittal.



     A DTC participant using ATOP to tender Conrail Debentures will also be delivering Consents to the Proposed Amendments with respect to Conrail Debentures that are tendered through ATOP and not withdrawn on or prior to the Expiration Date.



     WE STRONGLY URGE EACH DTC PARTICIPANT WHO IS SUBMITTING TENDERS OF THE CONRAIL DEBENTURES, ON BEHALF OF THEIR CLIENTS WHO ARE THE BENEFICIAL HOLDERS, TO SUBMIT ONE TENDER FOR EACH BENEFICIAL HOLDER TO SIMPLIFY THE DISTRIBUTION OF THE NEW CSXT NOTES AND NEW NSR NOTES. PLEASE NOTE THAT DISTRIBUTIONS OF THE NEW CSXT NOTES AND NEW NSR NOTES WILL BE CALCULATED FOR EACH VOLUNTARY OFFERING INSTRUCTION SUBMITTED.



     Participants in DTC are responsible for allocating the New CSXT Notes and the New NSR Notes, as well as fractional interests related thereto, to beneficial owners and none of DTC, CSXT, NSR, the Exchange Agent, the Information Agent or the Dealer Manager is responsible for such allocations.



     All Conrail Debentures held by a single holder and not by a nominee, trustee or other representative must all be tendered on a single Letter of Consent/Transmittal.


     Subject to, and effective upon, the acceptance for exchange of the principal amount of Conrail Debentures tendered with this Letter of Consent/Transmittal, the undersigned hereby: (i) sells, assigns, exchanges and transfers to, or upon the order of, Conrail all right, title and interest in and to the Conrail Debentures that are being tendered hereby; and (ii) consents to the Proposed Amendments.

     The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Conrail, CSXT and NSR) with respect to such Conrail Debentures, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (a) present such Conrail Debentures and all evidence of transfer and authenticity relating to, or of the ownership of such Conrail Debentures on the account books maintained by DTC for or upon the order of Conrail, (b) present such Conrail Debentures for transfer of ownership on the books of Conrail, (c) receive all benefits and otherwise exercise all rights of beneficial ownership of such Conrail Debentures and (d) deliver to Conrail and the Trustee this Letter of Consent/Transmittal as evidence of the undersigned's Consents and as certification that validly tendered and not revoked Conrail Debentures constituting Consents from holders of not less than a majority of the aggregate principal amount of the outstanding Conrail Debentures to the Proposed Amendments, duly executed by Holders of such Conrail Debentures, have been received, all in accordance with the terms and conditions of the Exchange Offer and Consent Solicitation as described in the Prospectus and Consent Solicitation Statement.

     The undersigned agrees and acknowledges that, by the execution and delivery hereof, the undersigned makes and provides the Consents, with respect to the Conrail Debentures tendered hereby, to the Proposed Amendments as permitted by the Conrail Indenture. The undersigned understands that the Consents provided hereby shall remain in full force and effect until such Consents are revoked by withdrawing any Conrail Debentures previously tendered prior to the Expiration Date in accordance with the procedures set forth in the Prospectus and Consent Solicitation Statement and this Letter of Consent/Transmittal. The undersigned understands that if the Companies elect to provide a subsequent offering period of three to 20 business days after the initial offering period has expired, no Consents may be revoked during such subsequent offering period.


     The undersigned understands that tenders of Conrail Debentures and the related Consents may not be withdrawn or revoked after the Expiration Date. The Conrail Supplemental Indenture will not be executed by Conrail and the Trustee, and the Proposed Amendments will not become effective, unless and until the Companies accept Conrail Debentures for exchange pursuant to the Exchange Offer and Consent Solicitation, which is expected to occur promptly after the Expiration Date. Holders of Conrail Debentures will only be subject to the Conrail Supplemental Indenture to the extent such Holders do not validly tender their Conrail Debentures in the Exchange Offer and Consent Solicitation and the Conrail Spin Off Transactions are consummated.


     The undersigned understands that tenders of Conrail Debentures and the deliveries of the related Consents may be withdrawn or revoked by written notice of withdrawal or revocation received by the Exchange Agent at any time on or prior to the Expiration Date. Holders may not tender their Conrail Debentures in the Exchange Offer and Consent Solicitation without delivering Consents, and Holders may not deliver Consents without tendering their Conrail Debentures in the Exchange Offer and Consent Solicitation. A valid withdrawal of tendered Conrail Debentures will constitute the concurrent valid revocation of such Holder's related Consents in respect of such Conrail Debentures. In order for a Holder to revoke a Consent, such Holder must withdraw the related Conrail Debentures. In the event of the termination of the Exchange Offer and Consent Solicitation, the Conrail Debentures tendered pursuant to the Exchange Offer will be returned to the tendering Holders promptly (or in the case of Conrail Debentures tendered by book-entry transfer, such Conrail Debentures will be credited to the account maintained by DTC from which such Conrail Debentures were delivered).


     The undersigned hereby represents and warrants to the Companies that, among other things, the undersigned agrees to all of the terms of the Exchange Offer and Consent Solicitation and has full power and authority to tender, assign, exchange and transfer the Conrail Debentures tendered hereby and to give the Consents contained herein, and that if and when such Conrail Debentures are accepted for exchange by Conrail, Conrail will acquire good title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Companies or the Exchange Agent to be necessary or desirable to effect the Proposed Amendments and/or to complete the exchange, assignment and transfer of the Conrail Debentures tendered hereby.



     The undersigned understands that tenders of Conrail Debentures pursuant to any of the procedures described under "Description of This Exchange Offer and Consent Solicitation--Procedures For Tendering" in the Prospectus and Consent Solicitation Statement and in the instructions hereto and acceptance for exchange thereof by the Companies will constitute a binding agreement between the undersigned and the Companies, upon the terms and subject to the conditions of the Exchange Offer and Consent Solicitation.


     The undersigned further represents and warrants to the Companies that (i) neither it nor any other person has an arrangement or understanding with any person to participate in the distribution of the New Exchange Notes or the Cash Payments; (ii) if the undersigned is a broker-dealer registered under the Exchange Act or the undersigned is participating in the Exchange Offer and Consent Solicitation for the purpose of distributing New CSXT Notes or New NSR Notes, such broker-dealer must comply with the registration and prospectus delivery requirements of the Securities Act in connection with a secondary resale of New CSXT Notes or New NSR Notes, and that such broker-dealer may not rely on the position of the SEC's staff set forth in their no-action letters;
(iii) any resales of New CSXT Notes or New NSR Notes obtained by the undersigned in exchange for Conrail Debentures acquired by the undersigned directly from Conrail should be covered by an effective registration statement containing the selling security holder information required by Items 507 and 508, as applicable, of Regulation S-K of the SEC; and (iv) neither the undersigned nor any such other person is an "affiliate" of any of the Companies within the meaning of Rule 405 under the Securities Act, or, if the undersigned is an affiliate of any of the Companies, it will comply with any applicable registration and prospectus delivery requirements of the Securities Act.

     If the undersigned is a broker-dealer that will receive New CSXT Notes or New NSR Notes for its own account in exchange for Conrail Debentures that were acquired as a result of market-making activities or other trading activities, it may be deemed to be an "underwriter" within the meaning of the Securities Act and it acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale, offer to resell or other transfer of such New CSXT Notes or New NSR Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     For purposes of the Exchange Offer and Consent Solicitation, validly tendered Conrail Debentures (or defectively tendered Conrail Debentures for which the Companies have waived such defect) and the Consents granted by virtue of such tender will be deemed to have been accepted for exchange by the Companies if, as and when the Companies give written notice thereof to the Exchange Agent. However, Conrail will pay the Cash Payment only if, as and when all the conditions set forth under "Description of This Exchange Offer and Consent Solicitation--Conditions to This Exchange Offer and Consent Solicitation" in the Prospectus and Consent Solicitation Statement have been satisfied or waived by us.

     The undersigned understands that the delivery and surrender of the Conrail Debentures is not effective, and the risk of loss of physical Conrail Debentures does not pass to the Exchange Agent, until receipt by the Exchange Agent of this

Letter of Consent/Transmittal (or a manually signed facsimile hereof) properly completed and duly executed, together with all accompanying evidence of authority and any other required documents in form satisfactory to the Companies, or receipt of an agent's message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Conrail Debentures and the related deliveries and revocations of Consents will be determined by the Companies, in their sole discretion, which determination shall be final and binding.


     Unless otherwise indicated under "Special Issuance Instructions" below, the undersigned hereby directs that the New Exchange Notes and/or any certificates representing Conrail Debentures not tendered or not accepted for exchange be issued or returned, as the case may be, in the name(s) of the Holder(s) appearing under "Description of Conrail Debentures Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," the undersigned hereby directs that the New Exchange Notes and/or any certificates representing Conrail Debentures not tendered or not accepted for exchange (and accompanying documents, as appropriate), be delivered or returned, as the case may be, to the address(es) of the Holder(s) appearing under "Description of Conrail Debentures Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, the undersigned hereby directs that the New Exchange Notes and/or any certificates representing Conrail Debentures not tendered or not accepted for exchange (and any accompanying documents, as appropriate) be issued and delivered or returned, as the case may be, to the person or persons so indicated. In the case of a book-entry transfer of Conrail Debentures, the undersigned hereby directs that any Conrail Debentures not tendered or not accepted for exchange be credited to the account maintained at DTC. The undersigned recognizes that the Companies do not have any obligation pursuant to the Special Issuance Instructions and the Special Delivery Instructions to transfer any Conrail Debentures from the name(s) of the Holder(s) thereof if the Companies do not accept for exchange any of the Conrail Debentures so tendered.

     All authority conferred or agreed to be conferred by this Letter of Consent/Transmittal shall survive the death or incapacity or dissolution of the undersigned and every obligation of the undersigned under this Letter of Consent/Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

                                PLEASE SIGN HERE

                 AND PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
     The completion, execution and delivery of this Letter of Consent/Transmittal will constitute the Consent of the undersigned to the Proposed Amendments.

     This Letter of Consent/Transmittal must be signed by the registered Holder(s) of Conrail Debentures exactly as their name(s) appear(s) on certificate(s) for Conrail Debentures or, if tendered by book-entry transfer, by a participant in DTC, exactly as such participant's name appears on a security position listing as the owner of Conrail Debentures, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Consent/Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity or Title" and submit evidence satisfactory to the Companies of such person's authority to do so. See Instruction 5 below.


     If the signature appearing below is not of the registered Holder(s) of the Conrail Debentures, then the registered Holder(s) must sign a valid proxy. (See Instruction 5 below.)

--------------------------------------------------------------------------------
              (SIGNATURE(S) OF HOLDER(S) OR AUTHORIZED SIGNATORY)

Dated:
--------------------------------------------------------------------------------

Name(s):
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Capacity or Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------


                              SIGNATURE GUARANTEE


             (IF REQUIRED--SEE INSTRUCTIONS 1 AND 5 BELOW--CERTAIN


           SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION)


--------------------------------------------------------------------------------

             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURE)


--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                             (AUTHORIZED SIGNATURE)

--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)



  To be completed ONLY if certificates for Conrail Debentures in a principal amount not tendered or not accepted for exchange are to be issued in the name of, or New Exchange Notes to be issued in connection with the Exchange Offer and Consent Solicitation are to be issued to the order of, someone other than the person or persons whose signature(s) appear(s) within this Letter of Consent/Transmittal or issued to an address different from that shown in the box entitled "Description of Conrail Debentures Tendered and as to which Consents are Given" within this Letter of Consent/Transmittal.


Issue:  [ ] 9 3/4% Conrail Debentures
        [ ] 7 7/8% Conrail Debentures
        [ ] CSXT 9 3/4% Notes
        [ ] NSR 9 3/4% Notes
        [ ] CSXT 7 7/8% Notes
        [ ] NSR 7 7/8% Notes

Issue New Exchange Notes to the order of:

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Send New Exchange Notes to:

Address:
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

--------------------------------------------------------------------------------
                         SPECIAL DELIVERY INSTRUCTIONS
                         (SEE INSTRUCTIONS 1, 5 AND 6)


  To be completed ONLY if certificates for Conrail Debentures in a principal amount not tendered or not accepted for exchange are to be sent, or New Exchange Notes to be issued in connection with the Exchange Offer and Consent Solicitation are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Consent/Transmittal to an address different from that shown in the box entitled "Description of Conrail Debentures Tendered and as to which Consents are Given" within this Letter of Consent/ Transmittal.


Deliver:  [ ] 9 3/4% Conrail Debentures
          [ ] 7 7/8% Conrail Debentures
          [ ] CSXT 9 3/4% Notes
          [ ] NSR 9 3/4% Notes
          [ ] CSXT 7 7/8% Notes
          [ ] NSR 7 7/8% Notes

Name:
--------------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    ZIP CODE

--------------------------------------------------------------------------------

              (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NUMBER)

                        (SEE SUBSTITUTE FORM W-9 HEREIN)

                                  INSTRUCTIONS


  FORMING A PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER AND CONSENT
                                  SOLICITATION


1.  GUARANTEE OF SIGNATURES.


     Signatures on this Letter of Consent/Transmittal or a notice of withdrawal must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Exchange Agent, which requirements include being a recognized member or participant in the Securities Transfer Agents Medallion Program, or "STAMP," or such other "signature guarantee program" as may be determined by the Exchange Agent in addition to, or in substitution for, STAMP, all in accordance with the Exchange Act, unless the Conrail Debentures tendered for exchange hereby are tendered (i) by a registered Holder of Conrail Debentures who has not completed any of the boxes entitled "Special Issuance Instructions" or "Special Delivery Instructions" on this Letter of Consent/Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States or an eligible guarantor institution within the meaning of Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended (each of the foregoing being referred to as an "Eligible Institution"). If this Letter of Consent/Transmittal or any powers of attorney or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers or corporations or others acting in a fiduciary or representative capacity, the person should so indicate when signing and, unless waived by the Companies, proper evidence satisfactory to the Companies of its authority to so act must be submitted with the Letter of Consent/Transmittal. See "Description of This Exchange Offer and Consent Solicitation--Procedures for Tendering--What to Submit and How" and "--How to Sign Your Letter of Consent/Transmittal and Other Documents," in the Prospectus and Consent Solicitation Statement.


2.  REQUIREMENTS OF TENDER.

     This Letter of Consent/Transmittal is to be completed by all tendering Holders of Conrail Debentures unless such Conrail Debentures are being transferred in accordance with the ATOP procedures mandated by DTC. For a Holder to properly tender Conrail Debentures and deliver Consents pursuant to this Letter of Consent/Transmittal, a properly completed and duly executed Letter of Consent/Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth on the inside back cover page of this Letter of Consent/Transmittal and either (i) certificates representing such Conrail Debentures must be received by the Exchange Agent at its address or (ii) such Conrail Debentures must be transferred pursuant to the procedures for book-entry transfer described in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Book Entry Transfer," and a book-entry confirmation must be received by the Exchange Agent, in each case, on or prior to the Expiration Date. A Holder who desires to tender Conrail Debentures and who cannot comply with the procedures set forth herein for tender on a timely basis or whose Conrail Debentures are not immediately available must comply with the guaranteed delivery procedures discussed below. No Letter of Consent/Transmittal or Conrail Debentures should be sent to Conrail, CSXT or NSR.

     If a Holder desires to tender Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation and (i) certificates representing such Conrail Debentures are not immediately available, (ii) time will not permit such Holder's Letter of Consent/Transmittal, certificates representing such Conrail Debentures and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date, such Holder may nevertheless tender such Conrail Debentures with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Guaranteed Delivery Procedures" are followed. Pursuant to such procedures, (i) the tender must be made through an Eligible Institution, (ii) a properly completed and duly executed Letter of Consent/Transmittal (or a manually signed facsimile thereof), together with any required signature guarantees and Notice of Guaranteed Delivery, substantially in the form provided by the Companies herewith, must be received by the Exchange Agent on or prior to the Expiration Date from such Eligible Institution (x) setting forth the name and address of the holder, the certificate number or numbers of the Conrail Debentures and the principal amount of Conrail Debentures tendered, (y) stating that the tender is being made thereby and (z) guaranteeing that, within three New York Stock Exchange trading days after the Expiration Date, this Letter of Consent/Transmittal (or facsimile hereof), together with the certificates representing the Conrail Debentures to be tendered in physical form for transfer or a book-entry confirmation and any other documents required by this Letter of Consent/Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) the certificates for all physically tendered Conrail Debentures, in proper form for transfer (or a book-entry confirmation of the transfer of such Conrail Debentures into the Exchange Agent's account at DTC as described in the Prospectus and Consent Solicitation Statement), together with any other documents required by this Letter of Consent/Transmittal, must be received by the Exchange Agent within three New York Stock Exchange trading days after the date of execution of the Notice of Guaranteed Delivery.


     THE METHOD OF DELIVERY OF THIS LETTER OF CONSENT/TRANSMITTAL, THE CONRAIL DEBENTURES AND ALL OTHER REQUIRED DOCUMENTS, INCLUDING DELIVERY THROUGH DTC AND ACCEPTANCE OF AN AGENT'S MESSAGE TRANSMITTED THROUGH ATOP, IS AT THE ELECTION AND RISK OF THE TENDERING HOLDER. IF DELIVERY IS BY MAIL, IT IS SUGGESTED THAT THE HOLDER USE PROPERLY INSURED, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT ON OR PRIOR TO SUCH DATE.


     Unless Conrail Debentures are tendered by the above-described method and deposited with the Exchange Agent within the time period set forth above, the Companies may, at their option, reject the tender. The Exchange Agent will send you an additional copy of the Notice of Guaranteed Delivery upon request if you elect to tender your Conrail Debentures according to the guaranteed delivery procedures described above.


     UNDER NO CIRCUMSTANCES WILL INTEREST BE PAYABLE BY REASON OF ANY DELAY IN MAKING PAYMENT TO ANY PERSON USING THE GUARANTEED DELIVERY PROCEDURES, AND THE CASH PAYMENTS MADE IN CONNECTION WITH THE EXCHANGE OF CONRAIL DEBENTURES PURSUANT TO THE GUARANTEED DELIVERY PROCEDURES WILL BE THE SAME AS THAT FOR CONRAIL DEBENTURES DELIVERED TO THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.


     No alternative, conditional or contingent tenders shall be accepted. All tendering Holders, by execution of this Letter of Consent/Transmittal (or a manually signed facsimile thereof), waive any right to receive any notice of the acceptance of their Conrail Debentures for payment.

3.  CONSENTS.

     By validly tendering their Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation, Holders will be concurrently consenting to the Proposed Amendments with respect to the full principal amount of the Conrail Debentures so tendered on or prior to the Expiration Date. Consents to the Proposed Amendments are not being solicited and will not be accepted from Holders who are not tendering their Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation.

4.  WITHDRAWAL OF TENDERS AND REVOCATION OF CONSENTS.

     Subject to applicable law, tendered Conrail Debentures may be withdrawn, and the related Consents thereby revoked, on or prior to the Expiration Date, but not thereafter. A valid withdrawal of tendered Conrail Debentures made on or prior to the Expiration Date will constitute an automatic revocation of such Holder's related Consents. In order for a Holder to revoke Consents, such Holder must validly withdraw the related tendered Conrail Debentures on or prior to the Expiration Date.

     For a withdrawal of tendered Conrail Debentures, which will constitute an automatic revocation of such Holder's related Consents, to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the Expiration Date or any extension of the withdrawal period. Any such notice of withdrawal must specify: (i) the name of the person who tendered the Conrail Debentures to be withdrawn and to which the revocation of Consents relates; (ii) the Conrail Debentures to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Conrail Debentures, or the CUSIP numbers, if such Conrail Debentures were tendered by DTC and the aggregate principal amount represented by such Conrail Debentures; (iii) if certificates for Conrail Debentures have been delivered to the Exchange Agent, the name in which the Conrail Debentures are registered, if different from that of the withdrawing Holder; (iv) if certificates for Conrail Debentures have been delivered or otherwise identified to the Exchange Agent, then, prior to the release of those certificates, the serial numbers of the particular certificates to be withdrawn and a signed notice of withdrawal with signatures guaranteed by an

Eligible Institution unless such Holder is an Eligible Institution; and (v) if Conrail Debentures have been tendered using the procedures for book-entry transfer described in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Book-Entry Transfer," any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Conrail Debentures and otherwise comply with the procedures of that facility.


     If a revocation is signed by a trustee, partner, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, that person must so indicate when signing and must submit with the revocation appropriate evidence of authority to execute the revocation.

     All questions as to the validity, form, eligibility and time of receipt of notices of withdrawal will be determined by the Companies, whose determination shall be final and binding on all parties. Any Conrail Debentures so withdrawn will be considered not to have been validly tendered for exchange for purposes of the Exchange Offer and Consent Solicitation and the Holder thereof will not be eligible to receive New Exchange Notes or the Cash Payments. In addition, the Holders of any Conrail Debentures so withdrawn will be considered not to have consented to the Proposed Amendments. Consents may not be revoked without withdrawal of the Conrail Debentures relating to such Consents.


     Holders who validly withdraw Conrail Debentures and wish to re-tender them, may do so by following one of the procedures described in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Procedures for Tendering" at any time on or prior to the Expiration Date.


5. SIGNATURES ON THIS LETTER OF CONSENT/TRANSMITTAL, BOND POWERS AND ENDORSEMENT; GUARANTEE OF SIGNATURES.

     If this Letter of Consent/Transmittal is signed by the registered Holder(s) of certificated Conrail Debentures tendered hereby (and with respect to which Consents are given), the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Consent/Transmittal is signed by a participant in DTC whose name is shown as the owner of the Conrail Debentures tendered hereby, the signature must correspond with the name shown on the security position listing as the owner of the Conrail Debentures.


     IF THIS LETTER OF CONSENT/TRANSMITTAL IS EXECUTED BY A HOLDER OF CONRAIL DEBENTURES WHO IS NOT THE REGISTERED HOLDER, THEN THE REGISTERED HOLDER MUST SIGN A VALID PROXY, WITH THE SIGNATURE OF SUCH REGISTERED HOLDER GUARANTEED BY AN ELIGIBLE INSTITUTION.


     If any of the Conrail Debentures tendered hereby (and with respect to which Consents are given) are owned of record by two or more joint owners, all such owners must sign this Letter of Consent/Transmittal. If any Conrail Debentures tendered hereby are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Consent/Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

     If this Letter of Consent/Transmittal or any certificates of Conrail Debentures or any powers of attorney or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Companies, the proper evidence satisfactory to the Companies of their authority to so act must be submitted with this Letter of Consent/Transmittal.

     When this Letter of Consent/Transmittal is signed by the registered Holder(s) of the Conrail Debentures listed and transmitted hereby, no endorsements of Conrail Debentures or separate instruments of transfer are required unless New Exchange Notes are to be issued to a person other than the registered Holder(s), in which case the signatures on such Conrail Debentures or instruments of transfer must be guaranteed by an Eligible Institution. See Instruction 1.

     Endorsements on certificates for Conrail Debentures, signatures on bond powers and proxies provided in accordance with this Instruction 5 by registered Holders not executing this Letter of Consent/Transmittal must be guaranteed by an Eligible Institution. See Instruction 1.

6.  SPECIAL ISSUANCE AND SPECIAL DELIVERY INSTRUCTIONS.

     Tendering Holders should indicate in the applicable box or boxes the name and address to which Conrail Debentures for principal amounts not tendered or not accepted for exchange or New Exchange Notes to be issued in connection with the Exchange Offer and Consent Solicitation are to be issued or sent, if different from the name and address of the registered Holder signing this Letter of Consent/Transmittal. If Conrail Debentures not validly tendered or not accepted for exchange are to be credited to a different account at DTC, such special instructions must be indicated here and to DTC. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Conrail Debentures not tendered or not accepted for exchange will be returned to the registered Holder of the Conrail Debentures tendered. For Holders of Conrail Debentures tendered by book-entry transfer, Conrail Debentures not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.


7.  EXTENSION, TERMINATION OR AMENDMENT.



     The Companies expressly reserve the right, in their sole discretion: (i) to amend the terms of the Exchange Offer and Consent Solicitation in any manner;
(ii) to waive, in whole or in part, any of the conditions to the Exchange Offer and Consent Solicitation; (iii) to extend the period of time during which the Exchange Offer and Consent Solicitation is open and thereby delay acceptance of any of the Conrail Debentures to which the extension applies, by giving written notice of any extension to the Exchange Agent and notice of that extension to the Holders by press release or other public announcement; (iv) to extend or terminate the Exchange Offer and Consent Solicitation and to refuse to accept Conrail Debentures not previously accepted if any of the conditions set forth in the Prospectus and Consent Solicitation Statement under "Description of This Exchange Offer and Consent Solicitation--Conditions to This Exchange Offer and Consent Solicitation" have not been satisfied or waived by the Companies, by giving written notice of such delay, extension or termination to the Exchange Agent and written notice of such extension or termination to Holders by press release or other public announcement; or (v) if, in the opinion of the Companies' respective counsel, the consummation of the Exchange Offer and Consent Solicitation would violate any law or interpretation of the Staff of the Securities and Exchange Commission, to terminate or amend the Exchange Offer and Consent Solicitation by giving written notice to the Exchange Agent.


     Any extension, termination or amendment will be followed as promptly as practicable by press release or other public announcement. If the Companies make a material change in the terms of the Exchange Offer and Consent Solicitation or the information concerning the Exchange Offer and Consent Solicitation or waive any condition of the Exchange Offer and Consent Solicitation that results in a material change to the circumstances of the Exchange Offer and Consent Solicitation, the Companies will circulate additional Exchange Offer and Consent Solicitation materials if and to the extent required by applicable law. In those circumstances, the Companies will also extend the Exchange Offer and Consent Solicitation if and to the extent required by applicable law in order to permit holders of the Conrail Debentures subject to the Exchange Offer and Consent Solicitation adequate time to consider the additional materials.


8.  BACKUP WITHHOLDING; TAX IDENTIFICATION NUMBER; PURPOSE OF SUBSTITUTE FORM
    W-9.



     To prevent backup withholding on payments, including the Cash Payment, made to each tendering U.S. Holder (as defined below), each U.S. Holder should either
(x) provide his, her or its correct taxpayer identification number ("TIN") by completing the copy of the Substitute Form W-9 attached to this Letter of Consent/Transmittal, certifying that (1) he, she or it is a "United States person" (as defined in section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the "Code")), (2) the TIN provided is correct (or that such U.S. Holder is awaiting receipt of a TIN) and (3) that the U.S. Holder is not subject to backup withholding because: (a) he, she or it is exempt from backup withholding or (b) the U.S. Holder has not been notified by the Internal Revenue Service (the "IRS") that he, she or it is subject to backup withholding as a result of a failure to report all interest or dividends, or the IRS has notified the U.S. Holder that he, she or it is no longer subject to backup withholding or
(y) otherwise establish an exemption. If a tendering U.S. Holder does not provide his, her or its TIN to the Exchange Agent within sixty (60) days, the Exchange Agent must backup withhold 28% of the payments made to such U.S. Holder. If a tendering U.S. Holder does not provide the Exchange Agent with the correct TIN or an adequate basis for exemption, such Holder may be subject to a $50 penalty imposed by the IRS, and payments made with respect to the tendered Conrail Debentures may be subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS.

     To prevent backup withholding, foreign Holders should (i) submit a properly completed IRS Form W-8 to the Exchange Agent, certifying under penalties of perjury to the Holder's foreign status or (ii) otherwise establish an exemption. IRS Forms W-8 may be obtained from the Information Agent or from the IRS website (http://www.irs.gov). Certain Holders (including, among others, corporations and certain foreign individuals) are exempt recipients not subject to these backup withholding requirements. See the enclosed copy of the Substitute Form W-9, Request for Taxpayer Identification Number and Certification, and the Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9. To avoid possible erroneous backup withholding, exempt U.S. Holders, while not required to file Substitute Form W-9, should check the "Exempt from Backup Withholding" box on Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent.


     For the purposes of these instructions, a "U.S. Holder" is (i) an individual who is a citizen or resident alien of the United States, (ii) a corporation (including an entity taxable as a corporation) or partnership created under the laws of the United States or of any state thereof (including the District of Columbia), (iii) an estate the income of which is subject to U.S. federal income tax regardless of its source or (iv) a trust if (a) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) the trust has a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

     See the enclosed Guidelines for Request for Taxpayer Identification Number and Certification on Substitute Form W-9 for additional information and instructions.

9.  TRANSFER TAXES.


     Conrail will pay all transfer taxes, if any, applicable to the exchange of Conrail Debentures pursuant to the Exchange Offer and Consent Solicitation. If, however, New Exchange Notes or Conrail Debentures for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Conrail Debentures tendered hereby, or if tendered Conrail Debentures are registered in the name of any person other than the person signing this Letter of Consent/Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Conrail Debentures pursuant to this Exchange Offer and Consent Solicitation, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other persons) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 9, it will not be necessary for transfer stamps to be affixed to the certificates listed in this Letter of Consent/Transmittal.


10.  IRREGULARITIES.

     All questions as to the validity, form, eligibility, time of receipt, acceptance and any withdrawal of, Conrail Debentures tendered for exchange (or the related delivery of Consents) pursuant to any of the procedures described above will be jointly determined by the Companies, whose determination shall be final and binding. The Companies expressly reserve the absolute right, subject to applicable law, to reject any or all tenders of any Conrail Debentures not validly tendered or not to accept any particular Conrail Debentures if the acceptance thereof may, in the opinion of the Companies' counsel, be unlawful. The Companies also reserve the absolute right to waive any conditions of the Exchange Offer and Consent Solicitation with respect to all Holders prior to the Expiration Date. The Companies further reserve the absolute right to jointly waive any defects or irregularities, in connection with the tender of any particular Conrail Debentures either before or after the Expiration Date, whether or not similar defects or irregularities are waived in connection with other tendered Conrail Debentures, including the right to waive the ineligibility of any Holder who seeks to tender Conrail Debentures in the Exchange Offer and Consent Solicitation. Unless the Companies agree to waive any defect or irregularity in connection with the tender of Conrail Debentures for exchange, tendering Holders must cure any defect or irregularity within any reasonable period of time as the Companies shall determine. The Companies interpretation of the terms and conditions of the Exchange Offer and Consent Solicitation (including the Instructions in this Letter of Consent/Transmittal) as to any particular Conrail Debentures either before or after the Expiration Date shall be final and binding on all other parties. NONE OF THE COMPANIES, THE EXCHANGE AGENT, THE DEALER MANAGER, THE INFORMATION AGENT, THE TRUSTEE NOR ANY OTHER PERSON SHALL BE UNDER ANY DUTY TO GIVE NOTIFICATION OF ANY DEFECT OR IRREGULARITY WITH RESPECT TO ANY TENDER OF CONRAIL DEBENTURES FOR EXCHANGE OR ANY NOTICE OF

WITHDRAWAL OF TENDERS (OR RELATED REVOCATION OF CONSENTS), NOR SHALL ANY OF THEM INCUR ANY LIABILITY FOR FAILURE TO GIVE ANY SUCH NOTIFICATION. Tenders of Conrail Debentures will not be deemed to have been made until such defects or irregularities have been cured or waived. Any Conrail Debentures received by the Exchange Agent that are not validly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost by the Exchange Agent to the tendering Holder unless otherwise provided in this Letter of Consent/Transmittal, as soon as practicable following the Expiration Date.

11.  WAIVER OF CONDITIONS.


     The Companies expressly reserve the right to waive any of the conditions to the Exchange Offer and Consent Solicitation, in whole or in part, with respect to all Holders at any time and from time to time prior to the Expiration Date. See "Description of This Exchange Offer and Consent Solicitation--Expiration Date, Extensions, Termination and Amendments" in the Prospectus and Consent Solicitation Statement.


12.  MUTILATED, LOST, STOLEN OR DESTROYED CERTIFICATES.

     If a Holder desires to tender Notes, but the certificates evidencing such Notes have been mutilated, lost, stolen or destroyed, such Holder should contact the Exchange Agent. The Holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Consent/Transmittal and related documents cannot be processed until the procedures for replacing mutilated, lost, stolen or destroyed certificates have been followed.

13.  REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

     Questions relating to the procedure for tendering Conrail Debentures and requests for assistance or additional copies of the Prospectus and Consent Solicitation Statement and this Letter of Consent/Transmittal may be directed to, and additional information about the Exchange Offer and Consent Solicitation may be obtained from the Information Agent whose addresses and telephone numbers appear below. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and Consent Solicitation.

                           IMPORTANT TAX INFORMATION

     Under United States federal income tax laws, a Holder whose tendered Conrail Debentures are accepted for exchange should provide the Exchange Agent with such Holder's correct TIN on the attached Substitute Form W-9 or, alternatively, otherwise establish a basis for exemption from backup withholding. If such Holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the correct TIN, a penalty may be imposed by the IRS, and payments, including any Cash Payment, made with respect to Conrail Debentures accepted for exchange pursuant to the Exchange Offer and Consent Solicitation may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.


     Certain Holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt Holders should furnish their TIN, check the "Exempt from Backup Withholding" box on Substitute Form W-9, and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed IRS Form W-8BEN, or other IRS Form W-8, signed under penalties of perjury, attesting to that Holder's foreign status. An IRS Form W-8BEN and other IRS Form W-8s can be obtained from the Information Agent or from the IRS website (http://www.irs.gov). See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.


     If backup withholding applies, the Exchange Agent is required to withhold 28% of any payments of cash made to the Holder or other payee in connection with the Exchange Offer and Consent Solicitation. Backup withholding is not an additional tax. Rather, the federal income tax liability, if any, of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS, provided that the required information is properly furnished to the IRS.

PURPOSE OF SUBSTITUTE FORM W-9.

     To prevent backup withholding on any cash payments that are made to a Holder with respect to Conrail Debentures tendered pursuant to the Exchange Offer and Consent Solicitation, the Holder is required to provide the Exchange Agent with his correct TIN by completing the attached Substitute Form W-9 certifying that (i) the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) the Holder is exempt from backup withholding, or the Holder has not been notified by the IRS that the Holder is subject to backup withholding as a result of failure to report all interest or dividends or the Internal Revenue Service has notified the Holder that the Holder is no longer subject to backup withholding, and (iii) the Holder is a U.S. person (including a U.S. resident alien).

WHAT NUMBER TO GIVE THE EXCHANGE AGENT.

     Each Holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered Holder of the Conrail Debentures. If the Conrail Debentures are held in more than one name or are held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     A tendering Holder that has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future should write "Applied For" on the line for the taxpayer's TIN on Substitute W-9, sign and date the attached "Certificate of Awaiting Taxpayer Identification Number" and return them to the Exchange Agent. In the event that such Holder fails to provide a TIN to the Exchange Agent, or the Exchange Agent is not provided with the TIN by the time of payment, the Exchange Agent will backup withhold 28% of any cash payments made to such Holder in connection with the Exchange Offer and Consent Solicitation until a TIN is provided to the Exchange Agent.

                       PAYER'S NAME: THE BANK OF NEW YORK


          THE SUBSTITUTE FORM W-9 BELOW MUST BE COMPLETED AND SIGNED.


  PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION
   NUMBER ("TIN") AND CERTIFY THAT YOU ARE NOT SUBJECT TO BACKUP WITHHOLDING.

------------------------------------------------------------------------------------------------------------------------
                                             SUBSTITUTE FORM W-9
                             DEPARTMENT OF THE TREASURY INTERNAL REVENUE SERVICE
                                  PAYER'S REQUEST FOR TIN AND CERTIFICATION
------------------------------------------------------------------------------------------------------------------------
Name
------------------------------------------------------------------------------------------------------------------------
Business Name if Different From Above
Please check appropriate box indicating your status:
[ ] Individual/Sole Proprietor  [ ] Corporation  [ ] Partnership
[ ] Other ..............................
------------------------------------------------------------------------------------------------------------------------

Address (number, street and apt. or suite no.)
------------------------------------------------------------------------------------------------------------------------

City, state and ZIP code
------------------------------------------------------------------------------------------------------------------------
 PART I     TIN
------------------------------------------------------------------------------------------------------------------------
PLEASE PROVIDE YOUR TIN ON THE APPROPRIATE LINE AT THE RIGHT. For most
individuals, this is your social security number. If you do not have such a    --------------------
number, see the enclosed Guidelines for Certification of Taxpayer              Social Security Number
Identification Number on Substitute Form W-9. If you are awaiting a TIN,       OR
write "Applied For" in this Part I, complete the "Certificate of Awaiting
Taxpayer Identification Number" below and see "IMPORTANT TAX INFORMATION."     ---------------------------
                                                                               Employer Identification Number
------------------------------------------------------------------------------------------------------------------------
 PART II    EXEMPT FROM BACKUP WITHHOLDING
------------------------------------------------------------------------------------------------------------------------
Check the box if you are NOT subject to backup withholding.  [ ]
------------------------------------------------------------------------------------------------------------------------
 PART III   CERTIFICATION
------------------------------------------------------------------------------------------------------------------------
Under penalties of perjury, I certify that:
(1) the number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
(2) I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding and
(3) I am a U.S. person (including a U.S. resident alien).
CERTIFICATION INSTRUCTIONS--You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. However, if, after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item 2.

------------------------------------------------------------------------------------------------------------------------
SIGN                Signature of                                               Dated -          , 2004
HERE                U.S. person -
                         Name -
------------------------------------------------------------------------------------------------------------------------


NOTE: FAILURE TO COMPLETE THIS SUBSTITUTE FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY CASH PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER AND CONSENT SOLICITATION. IN ADDITION, FAILURE TO PROVIDE SUCH INFORMATION MAY RESULT IN A PENALTY IMPOSED BY THE INTERNAL REVENUE SERVICE. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.


     YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU WROTE "APPLIED FOR"


                  INSTEAD OF A TIN IN THE SUBSTITUTE FORM W-9.

------------------------------------------------------------------------------------------------------------------------
                            CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time of payment, 28% of all reportable payments made to me will be withheld until I provide a taxpayer identification number to the Exchange Agent.
------------------------------------------------------------------------------------------------------------------------
SIGN                Signature of                                               Dated -          , 2004
HERE                U.S. person -
                    Name -
------------------------------------------------------------------------------------------------------------------------

                                 EXCHANGE AGENT


     The Exchange Agent for the Exchange Offer and Consent Solicitation is:

                              THE BANK OF NEW YORK



         By Registered or Certified Mail:                      By Hand or Overnight Courier:
               The Bank of New York                                The Bank of New York
                Reorganization Unit                                 Reorganization Unit
              101 Barclay Street, 7E                                101 Barclay Street
             New York, New York 10286                         Corporate Trust Services Window
      Attn: William Buckley/Carolle Montreuil                    New York, New York 10286
                                                          Attn: William Buckley/Carolle Montreuil



                   By Facsimile:
                  (212) 298-1915                                   Confirm by Telephone:
                                                                    (212) 815-5788/5920


     Questions and requests for assistance or for additional copies of this Letter of Consent/Transmittal, the Prospectus and Consent Solicitation Statement and the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and address listed below. Holders may also contact their broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offer and Consent Solicitation.


                               INFORMATION AGENT


   The Information Agent for the Exchange Offer and Consent Solicitation is:


                           INNISFREE M&A INCORPORATED

                         501 Madison Avenue, 20th Floor
                            New York, New York 10022
                        Banks and Brokers Call Collect:
                                 (212) 750-5833
                           All Others Call Toll Free:
                                 (877) 456-3507


                                 DEALER MANAGER



    The Dealer Manager for the Exchange Offer and Consent Solicitation is as
                                    follows:


                                 MORGAN STANLEY
                                 1585 Broadway
                            New York, New York 10036
                        Attn: Liability Management Group
                     Telephone: (800) 624-1808 (Toll Free)
                            Collect: (212) 761-1864
                             Contact: Patrick Sieb


                                     , 2004